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                                                                   Exhibit 10.21

                                    FORM OF
                FIRST AMENDMENT OF BOSTON SCIENTIFIC CORPORATION
                      GLOBAL EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, Boston Scientific Corporation (the "Company") has established and maintains the Boston Scientific Corporation Global Employee Stock Ownership Plan (the "Plan"); and

     WHEREAS, it is now considered desirable to amend the Plan;

     NOW, THEREFORE, by virtue and in exercise of the power reserved to the Company by Section 5 of the Plan, and pursuant to the authority delegated to the undersigned officer of the Company by resolution of its Board of Directors, the Plan be and it is hereby amended, effective January 1, 2001, in the following particulars:

     1. By substituting for the first sentence of Section 8.2(a) of the Plan the following:

     "An Eligible Employee may elect to purchase shares of Stock under his or her Option during an Offering Period by completing a Membership Agreement and returning it to the personnel department of the Participating Employer on or prior to the first business day of such Offering Period."

     2. By substituting for the last sentence of Section 8.2(b) of the Plan the following:

     "As soon as practicable following receipt of the Eligible Employee's written request, the Eligible Employee shall receive a distribution of the accumulated payroll deductions, without interest."

     3. By substituting for the first and second sentences of Section 8.5(b) of the Plan the following:

     "Notwithstanding the foregoing, in the event that shares are subject to a transferability restriction established by the Committee, as provided in
     Section 8.6(b), the Company may elect to hold for the benefit of the Optionee any shares otherwise to be delivered to the Optionee pursuant to this Section 8.5, or to deliver the same to such agents, trustees and fiduciaries for the benefit of the Optionee as the Company may select, for the period transfer of such shares is limited by this Plan, if any, (and thereafter, until the Optionee requests delivery of such stock in writing). In that event, the Optionee shall have all of the rights of a shareholder in the shares so held by the Company or its agent, except as limited by the restriction on transferability, if any, from and after the issuance of the same

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     and the Company or its agent shall adopt reasonable procedures to enable the Optionee to exercise such rights."

     4. By substituting for the first sentence of Section 8.6(b) of the Plan the following:

     "Except as otherwise determined by the Committee, stock acquired by exercise of an Option hereunder may not be assigned, transferred, pledged or other disposed of, except by will or under the laws of descent and distribution, until the date which is three (3) months after the last day of the Offering Period as of which such shares were acquired (or the date of the death of the Optionee, if earlier), but thereafter may be sold or otherwise transferred without restriction."

     5. By substituting for the last sentence of Section 8.6(b) of the Plan the following:

     "The Company shall also have the right to place a legend on certificates setting forth the restriction on transferability, if any, of such shares."

     6.   By substituting "one-hundred eightieth (180th)" for "ninety-first
(91st)" where it appears in the third sentence of Section 8.8 of the Plan.

     7. By substituting for the first sentence in Section 8.10 of the Plan the following:

     "In the event that the Optionee or his or her Beneficiary is entitled to the return of accumulated payroll deductions, whether by reason of an election to discontinue and withdraw payroll deductions, termination of employment, retirement, death or in the event that accumulated payroll deductions exceed the price of shares purchased or exceed the $25,000 limit described in Section 8.2(d), such amount shall be returned by the Participating Employer to the Optionee or the Beneficiary, as the case may be, as soon as practicable."

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers, this ______ day of December, 2000.

                                    BOSTON SCIENTIFIC CORPORATION

                                    By:
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                                    Its:
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ATTEST:

By:
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Its
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